United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 16, 2021

Date of Report (Date of earliest event reported)

Iron Spark I Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40467	86-1693305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 N Cache St. 2nd Floor, Box 3789 Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 200-9007

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ISAA	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events

As previously disclosed on a Current Report on Form 8-K dated June 17, 2021, on June 11, 2021, Iron Spark I Inc. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”). The Class A Common Stock was sold at a price of $10.00 per share, generating gross proceeds of $150,000,000. The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional shares of Class A Common Stock to cover over-allotments.

As also previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 1,090,000 shares of Class A Common Stock (the “Private Placement Shares”) at a price of $10.00 per Private Placement Share, generating total proceeds of $10,900,000.

Subsequently, on June 14, 2021, the underwriters exercised the over-allotment option in part, and the closing of the issuance and sale of an additional 1,680,000 shares of Class A Common Stock (the “Over-Allotment Option Shares”) occurred on June 16, 2021. The issuance by the Company of 1,680,000 Over-Allotment Option Shares at a price of $10.00 per share resulted in total gross proceeds of $16,800,000. On June 16, 2021, simultaneously with the sale of the Over-Allotment Option Shares, the Company consummated the private sale of an additional 100,800 Private Placement Shares, generating gross proceeds of $1,008,000. The Private Placement Shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

On June 16, 2021, the Company canceled an aggregate of 142,500 shares of Class A Common Stock issued to a certain stockholder of the Company prior to the IPO and Private Placement.

A total of $173,472,000 of the net proceeds from the sale of Class A Common Stock in the initial public offering (including the Over-Allotment Option Shares) and the Private Placements on June 11, 2021 and June 16, 2021, were placed in a trust account established for the benefit of the Company’s public shareholders. Included with this report as Exhibit 99.1 is a pro-forma balance sheet reflecting the exercise of the over-allotment option.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Balance Sheet as of June 11, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2021

IRON SPARK I INC.

By:	/s/ Joshua L. Spear
Name:	Joshua L. Spear
Title:	Chief Executive Officer